UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 29

Date of reporting period: February 29, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

February 29, 2012

Share Class / Ticker Symbol

	Class A	Class C1	Class I
Nuveen California Tax Free Fund	FCAAX	FCCAX	FCAYX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the US and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the Continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the US, strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control act of 2011, both scheduled to take place at year-end loom closer with little progress being made to deal with them.

During the last year investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

April 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio manager Scott Romans reviews market conditions at the national and state levels, key investment strategies and the Fund’s performance during the twelve months ending February 29, 2012. Scott, who has thirteen years of investment experience, assumed portfolio management responsibilities for the Fund in January 2011.

During the current fiscal period, the Fund’s Board of Directors approved the reorganization of the Fund into the Nuveen California Municipal Bond Fund (the “Acquiring Fund”). The reorganization was approved by Fund shareholders at a special meeting held on March 30, 2012. After the close of business on April 13, 2012, the Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were distributed to shareholders of the Fund and the Fund was terminated. As a result of the reorganization, shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received Acquiring Fund shares with a total value equal to the total value of the Fund’s shares immediately prior to the closing of the reorganization.

What factors affected the U.S. economy and the national and California municipal bond markets during the twelve-month reporting period ended February 29, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained modest. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its March 2012 meeting (shortly after the end of this reporting period), the central bank reaffirmed its opinion that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through late 2014. The Fed also stated that it would continue its program to extend the average maturity of its holdings of U.S. Treasury securities by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the fourth quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%, the best growth number since the end of second quarter 2010 and the tenth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 2.9% year-over-year as of February 2012, while the core CPI (which excludes food and energy) increased 2.2% during the same period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions have shown some signs of improvement, as national unemployment

Nuveen Investments	5

stood at 8.3% in February 2012, the lowest level in three years, down from 9.0% in February 2011. The housing market continued to be the major weak spot in the economy. For the twelve months ended January 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 3.8%, as housing prices hit their lowest levels since early 2003. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Municipal bond prices generally rallied over this period. Historically light issuance of new tax-exempt bonds served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities. The depressed level of municipal bond issuance was due in part to the continued impact of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. This reduced the need for many borrowers to come to market with new issues during this period. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity.

Over the twelve months ended February 29, 2012, municipal bond issuance nationwide totaled $307.4 billion, a decrease of 24% compared with issuance during the twelve-month period ended February 28, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

California’s economy is the largest among the 50 states and the ninth largest in the world on a stand-alone basis, according to the International Monetary Fund. The state continued to be burdened by serious budget problems, with persistent deficits and high spending outweighing its revenues. The $120.1 billion 2011 Budget Act remained structurally unbalanced, relying on additional revenue assumptions and, if not met, the execution of “trigger” cuts in expenditures. Those revenue assumptions did not come to fruition, and the state implemented close to $1 billion of trigger cuts effective January 1, 2012, mainly affecting state universities, community colleges and human services. The governor’s fiscal 2013 budget proposal closes an estimated $9.2 billion gap and assumes additional revenues generated from a voter-approved, temporary five-year tax increase or, if rejected, the execution of another round of trigger cuts. The governor’s $137.3 billion budget also calls for expenditure reductions largely to welfare and childcare for the poor.

The state’s economy is gaining momentum through rebounding job growth, leading to an improvement in the state’s unemployment rate, which measured 10.9% in February 2012, its lowest level since April 2009, down from 12% in February 2011. Although this figure is second highest in the nation and well above the national average of 8.3% for the same month, it represents an improvement over the prior December’s rate of 12.1%. The state’s monthly revenues for February 2012 trailed the governor’s proposed fiscal 2013 budget projections by 3.2%, which the state controller attributed to a large increase in early tax refunds going out in February. At the end of the reporting period, California maintained credit ratings of A1, A- and A- from rating agencies Moody’s Investors Service, Inc.,

6	Nuveen Investments

S&P and Fitch, respectively. For the twelve months ended February 29, 2012, municipal issuance in California totaled $38.5 billion, a decrease of 33% from the previous twelve months. For this period, California was the second largest state issuer in the nation, representing approximately 12.5% of total issuance nationwide.

How did the Fund perform during the twelve-month reporting period ended February 29, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year and ten-year periods ending February 29, 2012. The Fund’s Class A Share total returns are compared with the performance of a corresponding market index and Lipper classification average.

During the past twelve months, the Fund’s Class A Shares at net asset value (NAV) outpaced the Barclays Capital Municipal Bond Index, but fell short of the Lipper California Municipal Debt Funds Classification Average.

What strategies were used to manage the Fund during the reporting period?

The Fund continued to employ the same fundamental investment strategies and tactics used in previous years. As in all types of market environments, we remained focused on bottom-up security selection, using fundamental credit research to find attractively valued bonds backed by financially solid issuers. We combined this bottom-up approach with top-down macro risk management. We also continued to implement the Fund’s long-term strategy of focusing on mid-grade and non-rated bonds due to the favorable returns these credits historically have generated. In addition, we continued to overweight select sectors where we have credit research expertise. The following paragraphs highlight the specific factors influencing the Fund’s performance during this fiscal year, as well as how we managed its portfolio in light of recent market conditions.

The leading positive contributor to the Fund’s performance during the fiscal year was its sector exposure, particularly its weightings in two tax-supported debt segments as compared to the Barclays Capital Municipal Bond Index. The most beneficial position was the Fund’s overweight in local general obligation (GO) bonds, which are issued by unified school districts and community colleges. Local GOs dramatically outperformed the overall market during the period. Also, the Fund benefited from an overweight in redevelopment authority bonds, which are typically issued to help develop or rejuvenate an urban area. In June 2011, two state bills amending the law that created RDAs were approved as part of cost-saving measures to close gaps in the California state budget. Assembly Bill (AB) 26 provided for the dissolution of all RDAs, while AB 27 would allow municipalities to keep their RDAs by committing to substantial community payments to the state. A lawsuit challenging the constitutionality of both bills was filed by an RDA lobbying group in July 2011. In late December 2011, the California Supreme Court ruled that AB 26 was constitutional and ordered the dissolution of all 400 RDAs in the state by February 1, 2012, creating successor agencies and oversight boards to manage obligations (e.g., contracts, bonds, leases) that were in place prior to the dissolution and take title to the RDAs’ housing and other assets. However, the court struck down AB 27, concluding that the provisions that required community payments were not voluntary, and violated the state constitution. During this period, the uncertainty surrounding the fate of the state’s

Nuveen Investments	7

RDAs caused spreads on RDA bonds to widen substantially and prompted RDAs to issue their remaining capacity of bonds. As our experienced research team assessed the benefits of these bonds and became comfortable with the risks involved, we increased the Fund’s weighting in the sector. We continued to add more redevelopment authority bonds to the Fund from the secondary market after the legislation took effect. As it became clear to the market that these bond obligations would be honored, spreads began to tighten causing the sector to outperform.

Two other sector exposures proved beneficial to the Fund’s performance during the reporting period. Our typical emphasis on health care enhanced results as this sector also outperformed the market. Although spreads have remained wide in health care on an overall basis, the sector benefited from an increasing acceptance of its higher quality issuers along with the larger coupons offered on new deals that came to market from lower rated issuers. In addition, the Fund was rewarded for an underweight to California state GO bonds, as this segment slightly underperformed. Although more than one-quarter of the California market is comprised of state GOs, the Fund’s diversification requirements and our inability to gain access to an adequate supply of attractively priced bonds prevented us from maintaining a similar weight.

The only sector that hindered performance during the fiscal year was the Fund’s slight underweight to tobacco settlement bonds. Although we were increasing the Fund’s allocation to the sector throughout the period, its underweight for the majority of this time frame was a drag on results as tobacco settlement bonds experienced very strong results. The Fund ended the reporting period at an index-level weighting in this sector.

The Fund’s duration positioning, or its sensitivity to changes in interest rates, was another positive contributor to performance during the reporting period. However, results from the Fund’s weightings along the yield curve were somewhat mixed. With the market generally rallying during the fiscal year, the Fund benefited from a duration stance that was slightly longer relative to the overall market. The Fund was also aided by its significant underweight to the shortest bonds on the municipal yield curve, the worst-performing segment during the fiscal year. Although the Fund was overweight in longer maturities, it was somewhat underexposed to bonds with maturities of twelve years and more. This, in turn, offset some of the positive attribution as longer maturities were generally the best performers.

Credit quality was a third, but much less significant, factor in the Fund’s performance. As has historically been the case, the Fund was positioned with an overweight to mid-grade and non-rated bonds and a corresponding underweight in AAA-rated bonds relative to the overall market. The AAA underweight proved beneficial as these more highly rated bonds underperformed the overall market during the period. As investors reached for more yield, the very wide spreads on lower rated bonds began to contract over the period, causing these bonds to outperform. It was once again a challenging period to make any widespread shifts to the Fund’s composition due to the ongoing scarcity of municipal bond supply and the historically low absolute yield environment.

As a result, most of the purchases we made for the Fund during the period were more opportunistic in nature. We were very active buyers in the redevelopment authority bond sector as we took advantage of the previously mentioned uncertainty in the segment. Our

8	Nuveen Investments

research team was able to find a number of smaller sized positions, which helped us further diversify this area of the Fund. Also, we continued to add exposure to the tobacco settlement sector, buying bonds from the Golden State Tobacco Securitization Corporation. These bonds had a low BBB rating at the time of purchase and were subsequently downgraded; however, their valuations actually improved following the downgrade as the market had already anticipated the move. Therefore, the downgrade did not have a material impact on the Fund’s profile.

Additionally, we added a few positions in state GOs and health care bonds. In the first six months of the reporting period, spreads had narrowed in the California GO segment as the state had gone nearly a year without issuing any debt, causing these bonds to increase in value as a result of their relative scarcity. However, spreads widened out again in the second half as the state came to market with new bonds in a slightly more volatile environment, giving us an opportunity to add state GOs at attractive levels. We were also able to purchase several health care positions, maintaining the Fund’s long-term overweight in this sector. To make these purchases, we used the proceeds from bonds we sold as well as Fund inflows during the period. In terms of sales, we did not make any strategic attempts to reduce exposure to specific sectors. Instead, we sold select positions that we believed were most overvalued where we could receive the most attractive prices.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the fund could lose more than its original investment and also increases the fund’s exposure to volatility and interest rate risk.

Dividend Information

During the reporting period, the dividends for Class A and I Shares of the Fund remained stable. Class C1 Shares of the Fund saw a decrease to its monthly dividend in August 2011.

The Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 29, 2012, the Fund had a positive UNII balance for both tax and financial reporting purposes.

Nuveen Investments	9

[THIS PAGE INTENTIONALLY LEFT BLANK]

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for this Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen California Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of February 29, 2012

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	15.76%	5.24%	5.13%
Class A Shares at maximum Offering Price	10.89%	4.35%	4.68%
Barclays Capital Municipal Bond Index*	12.42%	5.50%	5.32%
Lipper California Municipal Debt Funds Classification Average*	16.11%	4.19%	4.53%

Class C1 Shares**	15.16%	4.74%	4.67%
Class I Shares	15.91%	5.41%	5.33%

Average Annual Total Returns as of March 31, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	15.42%	5.17%	5.26%
Class A Shares at maximum Offering Price	10.52%	4.27%	4.80%
Class C1 Shares**	14.82%	4.67%	4.80%
Class I Shares	15.67%	5.35%	5.48%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.00%	0.86%
Class C1 Shares**	1.45%	1.36%
Class I Shares	0.80%	0.71%

The Fund’s investment adviser has contractually agreed to waive fees and reimburse other Fund expenses through June 30, 2012 so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.85%, 1.35% and 0.70% for Class A, Class C1 and Class I Shares, respectively. Fee waivers and expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	Refer to the Glossary of Terms Used in the Report for definitions.

**	Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of February 29, 2012 – Class A Shares

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of February 29, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen California Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.76%	2.66%	4.07%
Class C1 Shares	3.51%	2.29%	3.51%
Class I Shares	4.13%	2.93%	4.49%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries as of February 29, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Bond Credit Quality1

Portfolio Composition[2]
Tax Obligation/General	31.3%
Tax Obligation/Limited	23.4%
Health Care	17.4%
Education and Civic Organizations	13.0%
Water and Sewer	7.2%
Short-Term Investments	0.5%
Other	7.2%

1	As a percentage of total investments, excluding money market funds, as of February 29, 2012. Holdings are subject to change.

2	As a percentage of total investments, as of February 29, 2012. Holdings are subject to change.

Nuveen Investments	15

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (9/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/29/12)	$1,075.80	$1,073.50	$1,077.00	$1,020.69	$1,018.20	$1,021.43
Expenses Incurred During Period	$4.34	$6.91	$3.56	$4.22	$6.72	$3.47

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.34% and .69% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period).

16	Nuveen Investments

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the approval of an Agreement and Plan of Reorganization.

California Tax-Free Fund
To approve an Agreement and Plan of Reorganization
For	7,184,911
Against	24,993
Abstain	13,071
Total	7,222,975

Nuveen Investments	17

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Tax Free Fund (a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Fund”) at February 29, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the year ended February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of Nuveen California Tax Free Fund for the periods ended February 28, 2011 and prior were audited by other independent auditors whose report dated April 27, 2011 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

April 26, 2012

18	Nuveen Investments

Portfolio of Investments

Nuveen California Tax Free Fund

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 99.1%

	Consumer Staples – 1.7%

$2,945	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B–	$2,038,882
	Education and Civic Organizations – 13.0%

240	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2007A, 5.000%, 3/01/20	3/17 at 100.00	A3	265,884

	California Educational Facilities Authority, Revenue Bonds, Claremont Graduate University, Series 2008A:
865	5.000%, 3/01/23	3/18 at 100.00	A3	940,047
500	5.125%, 3/01/28	3/18 at 100.00	A3	529,355

430	California Educational Facilities Authority, Revenue Bonds, Golden Gate University, Series 2005, 5.000%, 10/01/20	10/15 at 100.00	Baa3	437,461

675	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 4.750%, 10/01/15	10/14 at 100.00	Baa1	724,869

1,000	California Educational Facilities Authority, Revenue Bonds, Pitzer College, Refunding Series 2009, 5.375%, 4/01/34	4/20 at 100.00	A3	1,080,910

1,000	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2008A, 5.000%, 8/01/28	8/18 at 100.00	A3	1,055,240

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,043,680

	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006:
450	4.400%, 1/01/15	No Opt. Call	Baa3	451,287
470	4.500%, 1/01/16	1/15 at 100.00	Baa3	470,968

100	California Infrastructure and Economic Development Bank, Revenue Bonds, Perfroming Arts Center of Los Angeles County, Series 2007, 4.000%, 12/01/15	No Opt. Call	A	108,556

400	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/26	6/16 at 100.00	BBB–	373,304

	California Municipal Finance Authority, Revenue Bonds, Loma Linda University, Series 2007:
300	4.250%, 4/01/18	4/17 at 100.00	A	327,531
300	4.375%, 4/01/19	4/17 at 100.00	A	325,818

	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A:
1,000	5.000%, 10/01/18	No Opt. Call	Baa1	1,114,940
500	5.625%, 10/01/23	4/18 at 100.00	Baa1	542,100

695	California State Public Works Board, Lease Revenue Bonds, California State University, J. Paul Leonard & Sutro Library, Series 2009J, 5.500%, 11/01/26	11/19 at 100.00	Aa3	792,446

500	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.400%, 3/01/26	3/20 at 100.00	Aa3	560,085

1,250	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Series 2009E, 5.000%, 4/01/34	No Opt. Call	Aa2	1,349,263

1,035	California State Public Works Board, Lease Revenue Refunding Bonds, Community College Projects, Series 2004B, 5.500%, 6/01/19	6/14 at 100.00	A2	1,097,814

200	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1999A, 4.875%, 12/01/18	5/12 at 100.00	A2	200,438

1,000	California State University, Systemwide Revenue Bonds, Series 2005C, 5.000%, 11/01/25 – NPFG Insured	11/15 at 100.00	Aa2	1,079,420

405	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 4.125%, 10/01/14 – ACA Insured	No Opt. Call	BBB	422,893
14,315	Total Education and Civic Organizations			15,294,309

Nuveen Investments	19

Portfolio of Investments

Nuveen California Tax Free Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 17.3%

	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A:
$425	4.500%, 12/01/19	12/17 at 100.00	A–	$466,034
350	4.750%, 12/01/22	12/17 at 100.00	A–	375,897

1,000	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2010A, 5.000%, 11/15/25	11/20 at 100.00	Aa3	1,131,870

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.250%, 3/01/21	3/19 at 100.00	A	573,225

350	California Health Facilities Financing Authority, Revenue Bonds, Casa Colina Inc., Series 2001, 5.500%, 4/01/13	4/12 at 100.00	BBB	350,945

1,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008G, 5.500%, 7/01/25	7/18 at 100.00	A	1,119,400

1,760	California Health Facilities Financing Authority, Revenue Bonds, Marshall Medical Center, Series 2004A, 4.750%, 11/01/19	11/14 at 100.00	A–	1,835,240

1,000	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.000%, 8/15/31	8/21 at 100.00	A2	1,059,910

200	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Refunding Series 2008A, 5.000%, 10/01/22	10/18 at 100.00	AA–	230,958

250	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2008A, 5.000%, 8/15/38	8/18 at 100.00	AA–	263,308

500	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2011A, 6.000%, 6/01/33	6/21 at 100.00	A+	581,100

300	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A	306,837

1,040	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	956,030

1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	1,111,110

	California Statewide Community Development Authority, Health Revenue Bonds, Enloe Medical Center, Refunding Series 2008A:
125	5.250%, 8/15/19	8/18 at 100.00	A–	141,008
500	5.500%, 8/15/23	8/18 at 100.00	A–	549,035

500	California Statewide Community Development Authority, Hospital Revenue Bonds, Redlands Community Hospital, Series 2005A, 5.000%, 4/01/15 – RAAI Insured	No Opt. Call	BBB	534,695

	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007A:
500	5.000%, 10/01/20	10/17 at 100.00	A–	557,900
400	5.000%, 10/01/27	10/17 at 100.00	A–	425,296

400	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	416,644

1,100	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	1,240,371

500	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.500%, 7/01/27 – FGIC Insured	7/18 at 100.00	AA–	563,805

1,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,139,260

1,700	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/35	1/21 at 100.00	A	1,793,942

500	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	12/20 at 100.00	BBB–	538,300

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007:
$1,000	5.250%, 7/01/24	7/17 at 100.00	N/R	$1,050,180
1,000	5.300%, 7/01/26	7/17 at 100.00	N/R	1,041,140
18,900	Total Health Care			20,353,440
	Housing/Multifamily – 1.8%

490	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47 (WI/DD, Settling 3/13/12)	8/22 at 100.00	BBB	485,100

410	California Statewide Communities Development Authority, Student Housing Revenue Bonds, CHF-Irvine, LLC-UCI East Campus Apartments, Phase II, Series 2008, 5.500%, 5/15/26	5/18 at 100.00	Baa2	441,398

315	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/12 at 100.00	N/R	315,063

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.150%, 12/01/31 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	860,850
2,215	Total Housing/Multifamily			2,102,411
	Industrials – 0.9%

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/15 at 101.00	BBB	510,530

500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)	4/15 at 101.00	BBB	519,965
1,000	Total Industrials			1,030,495
	Long-Term Care – 1.8%

560	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2008, 4.500%, 11/15/19	5/18 at 100.00	A–	612,102

1,000	Eden Township Healthcare District, California, Certificates of Participation, Installment Sale Agreement with Eden Hospital Health Services Corporation, Series 2010, 6.000%, 6/01/30	6/20 at 100.00	N/R	1,075,620

500	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2003A, 5.600%, 2/15/33 – ACA Insured	2/13 at 101.00	BB	490,560
2,060	Total Long-Term Care			2,178,282
	Tax Obligation/General – 31.2%

1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	555,740

1,000	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/20 – AMBAC Insured	8/16 at 83.04	A	707,570

600	California State, General Obligation Bonds, Various Purpose Series 2009, 5.625%, 4/01/26	4/19 at 100.00	A1	709,254

2,500	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	2,673,750

855	Central Unified School District, Fresno County, California, General Obligation Bonds, Election 2008 Series 2009A, 5.625%, 8/01/33 – AGC Insured	8/19 at 100.00	AA–	973,734

1,000	College of the Sequoias Visalia Area Improvement District 2, Tulare County, California, General Obligation Bonds, Sequoias Community College District, Election 2008 Series 2009A, 5.250%, 8/01/29 – AGC Insured	8/19 at 100.00	AA–	1,120,500

500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	8/27 at 100.00	Aa2	446,615

Nuveen Investments	21

Portfolio of Investments

Nuveen California Tax Free Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	Aa2	$558,515

1,705	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2010D, 0.000%, 8/01/30	8/20 at 52.75	Aa1	621,541

350	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008, 5.250%, 8/01/23	No Opt. Call	Aa2	415,979

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
670	5.700%, 2/01/13 – NPFG Insured	No Opt. Call	BBB	695,406
770	5.750%, 2/01/14 – NPFG Insured	No Opt. Call	BBB	828,251
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	BBB	386,947
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	BBB	419,172

950	Grossmont Union High School District, San Diego County, California, General Obligation Bonds, Series 2009A, 5.500%, 8/01/31	8/19 at 100.00	Aa2	1,097,051

600	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.000%, 8/01/30 – AGC Insured	8/16 at 102.00	AA–	648,012

	Jefferson Union High School District, San Mateo County, California, General Obligation Bonds, Series 2000A:
300	6.250%, 2/01/14 – NPFG Insured	No Opt. Call	A+	325,590
460	6.250%, 8/01/20 – NPFG Insured	No Opt. Call	A+	567,861

500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	8/19 at 100.00	Aa2	586,275

2,000	Los Angeles Community College District, California, General Obligation Bonds, 2008 Election Series 2010C, 5.250%, 8/01/39	No Opt. Call	Aa1	2,296,560

240	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007B, 4.500%, 7/01/25 – AMBAC Insured	No Opt. Call	Aa2	264,096

100	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 1/01/34	No Opt. Call	Aa2	110,687

100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – NPFG Insured	No Opt. Call	Aa2	130,229

	Lynwood Public Financing Authority, Los Angeles County, California, Lease Revenue Bonds, Civic Center Improvement Project, Series 2010A:
500	5.375%, 9/01/30	9/20 at 100.00	A–	548,260
150	5.500%, 9/01/40	9/20 at 100.00	A–	160,259

435	Oakland, California, General Obligation Bonds, Series 2003A, 5.000%, 1/15/26 – NPFG Insured	No Opt. Call	Aa2	453,092

1,155	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2009B, 5.500%, 8/01/34 – AGM Insured	8/18 at 100.00	AA–	1,302,725

855	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001A, 5.950%, 2/01/17 – NPFG Insured	No Opt. Call	A	1,005,967

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/29	No Opt. Call	Aa2	2,178,850

50	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Senior Lien, Series 2006B, 5.000%, 12/01/14	No Opt. Call	Baa1	54,039

1,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1996, 6.500%, 7/01/15 – AGM Insured	No Opt. Call	AA–	1,152,320

1,265	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	No Opt. Call	Aa2	1,560,517

2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A, 0.000%, 7/01/33	7/24 at 100.00	Aa2	1,471,620

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa2	1,106,210

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Santa Barbara Community College District, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/27	8/18 at 100.00	AA+	$1,186,400

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B:
500	6.375%, 8/01/25	8/19 at 100.00	A1	599,595
1,005	6.500%, 8/01/26	8/19 at 100.00	A1	1,206,583

1,530	Victor Valley Community College District, San Bernardino County, California, General Obligation Bonds, Election of 2008 Series 2009A, 5.000%, 8/01/31	8/19 at 100.00	Aa2	1,658,535

2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured	8/26 at 100.00	AA–	1,414,600

1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	Aa3	1,389,454

770	West Covina Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2002A Refunding, 5.350%, 2/01/20 – NPFG Insured	No Opt. Call	A+	895,903

1,000	Whittier Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/34	8/19 at 38.81	AA–	256,760
39,680	Total Tax Obligation/General			36,741,024
	Tax Obligation/Limited – 23.3%

1,000	Anitoch Area Public Facilities Financing Agency, California, Special Tax Bonds, Community Facilities District 1989-1, Refunding Series 2006, 4.000%, 8/01/18 – AMBAC Insured	8/16 at 100.00	A1	1,029,060

	Apple Valley Public Financing Authority, California, Lease Revenue Bonds, Town Hall Annex Project, Series 2007A:
485	4.500%, 9/01/17 – AMBAC Insured	No Opt. Call	A–	557,323
500	5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A–	541,820

540	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.500%, 6/01/16	6/14 at 100.00	A2	586,084

1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A2	1,703,385

	Community Development Commission Of City of National City National City, California, Redevelopment Project 2011 Tax Allocation Bonds:
155	6.500%, 8/01/24	8/21 at 100.00	A–	179,529
1,000	7.000%, 8/01/32	8/21 at 100.00	A–	1,175,510

140	Escondido, California, Certificates of Participation, Refunding Series 2000A, 5.625%, 9/01/20 – NPFG Insured	5/12 at 100.00	A+	140,575

1,650	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA–	1,677,291

290	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	286,674

1,200	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/16 – AMBAC Insured	9/15 at 100.00	A1	1,352,640

715	Los Angeles County Community Facilities District 3, California, Special Tax Bonds, Improvement Area B, Series 2000A, 5.250%, 9/01/18 – AMBAC Insured	3/12 at 100.00	N/R	715,200

330	Los Angeles, California, Certificates of Participation, Department of Public Social Services, Sonnenblick Del Rio West LA, Senior Lien Series 2000, 6.000%, 11/01/19 – AMBAC Insured	5/12 at 100.00	A2	330,987

350	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.750%, 9/01/20	9/14 at 100.00	N/R	359,590

Nuveen Investments	23

Portfolio of Investments

Nuveen California Tax Free Fund (continued)

February 29, 2012

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010, 6.000%, 3/01/36	3/20 at 100.00	A	$1,072,460

300	Norco, California, Community Facilities District 97-1, Norco Hills, Special Tax Refunding Series 2005, 4.875%, 10/01/30 – AGC Insured	10/15 at 100.00	AA–	307,224

60	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	A–	68,110

1,000	Palm Desert Finance Authority, California, Tax Allocation Revenue Bonds, Project Area 4, Refunding Series 2006A, 5.000%, 10/01/29 – NPFG Insured	10/16 at 100.00	A–	1,003,820

50	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 4.500%, 2/01/26	2/18 at 100.00	AA+	54,335

	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
60	6.000%, 9/01/33	No Opt. Call	N/R	61,923
125	6.125%, 9/01/41	No Opt. Call	N/R	128,950

865	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB	897,420

650	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Series 2005, 5.000%, 9/01/23	9/12 at 100.00	BBB+	668,922

585	Poway, California, Certificates of Participation, Refunding Series 2005, 4.500%, 8/01/16 – AMBAC Insured	8/15 at 100.00	Aa3	644,892

25	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/15 – NPFG Insured	No Opt. Call	A3	27,769

500	Ramona Unified School District, San Diego County, California, Certificates of Participation, Refunding Series 2007, 0.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	A	502,590

	Rancho Cucamonga Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Series 2007A:
310	4.125%, 9/01/18 – NPFG Insured	9/17 at 100.00	A+	318,373
500	5.000%, 9/01/34 – NPFG Insured	9/17 at 100.00	A+	500,000

190	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	205,001

850	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB	903,253

2,000	San Francisco City and County, California, Certificates of Participation, Refunding Series 2010A, 5.000%, 10/01/30	No Opt. Call	AA–	2,172,120

	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2006B:
325	4.100%, 8/01/14 – RAAI Insured	No Opt. Call	A–	336,044
250	4.250%, 8/01/16 – RAAI Insured	No Opt. Call	A–	261,055
380	4.375%, 8/01/18 – RAAI Insured	8/16 at 100.00	A–	390,442

500	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	564,220

	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	BBB	592,201
560	5.000%, 8/01/26 – NPFG Insured	8/17 at 100.00	BBB	557,133

315	Sand City Redevelopment Agency, Monterrey County, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2008A, 4.000%, 11/01/19 – AGC Insured	11/18 at 100.00	Aa3	326,242

45	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	47,920

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$205	Soledad Redevelopment Agency, California, Tax Allocation Bonds, Soledad Redevelopment Project, Series 2007A, 4.500%, 12/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+		$188,280

	South Tahoe Redevelopment Agency, California, Community Facilities District 2001-1 , Heavenly Village, Special Tax Refunding Bonds, Series 2007:
120	4.400%, 10/01/15	No Opt. Call	N/R		125,864
125	4.500%, 10/01/16	10/15 at 102.00	N/R		131,990
280	4.600%, 10/01/18	10/15 at 102.00	N/R		291,805

300	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 4.500%, 9/01/16 – NPFG Insured	No Opt. Call	N/R		320,007

	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevlopment Project, Series 2011:
1,390	6.000%, 9/01/33	9/21 at 100.00	A–		1,519,993
1,450	6.125%, 9/01/37	9/21 at 100.00	A–		1,569,364

80	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–		89,215
25,840	Total Tax Obligation/Limited				27,484,605
	Transportation – 0.8%

1,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	BBB+		936,150
	U.S. Guaranteed – 0.1% (4)

75	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1993X, 5.500%, 7/01/15 – NPFG Insured	No Opt. Call	A3	(4)	84,571
	Water and Sewer – 7.2%

	Banning Utility Authority, California, Water Revenue Bonds, Series 2005:
1,025	5.000%, 11/01/20 – NPFG Insured	11/16 at 100.00	A+		1,134,583
1,040	5.000%, 11/01/23 – NPFG Insured	11/16 at 100.00	A+		1,132,134

1,150	Compton, California, Sewer Revenue Bonds, Series 1998 Refunding, 5.375%, 9/01/23 – NPFG Insured	5/12 at 100.00	A2		1,151,771

1,000	Imperial, California, Certificates of Participation, Wastewater Treatment Project, Refunding Series 2001, 5.000%, 10/15/20 – NPFG Insured	5/12 at 100.00	BBB		1,014,930

1,000	Norco Financing Authority, California, Enterprise Revenue Refunding Bonds, Series 2009, 5.625%, 10/01/34 – AGM Insured	10/19 at 100.00	AA–		1,123,160

805	Oakdale Irrigation District, California, Certificates of Participation, Water Facilities Project, Series 2009, 5.500%, 8/01/34	8/19 at 100.00	AA		896,335

	Rowland Water District, California, Certificates of Participation, Recycled Water Project, Series 2008:
565	5.750%, 12/01/24	12/18 at 100.00	AA–		657,428
480	5.750%, 12/01/25	12/18 at 100.00	AA–		555,600
500	6.250%, 12/01/39	12/18 at 100.00	AA–		569,153

250	Yuba Levee Financing Authority, California, Revenue Bonds, Yuba County Levee Financing Project, Series 2008A, 5.000%, 9/01/38 – AGC Insured	No Opt. Call	AA–		262,180
7,815	Total Water and Sewer				8,497,274
$115,845	Total Municipal Bonds (cost $107,534,612) – 99.1%				116,741,443

Nuveen Investments	25

Portfolio of Investments

Nuveen California Tax Free Fund (continued)

February 29, 2012

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.4%

	Money Market Funds – 0.4%

546,451	First American Tax Free Obligations Fund, Class Z, 0.000% (5)	$546,451
	Total Short-Term Investments (cost $546,451)	546,451
	Total Investments (cost $108,081,063) – 99.5%	117,287,894
	Other Assets Less Liabilities – 0.5%	531,960
	Net Assets – 100%	$117,819,854

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of February 29, 2012.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

February 29, 2012

Assets
Investments, at value (cost $108,081,063)	$117,287,894
Receivables:
Interest	1,401,079
Shares sold	99,937
Total assets	118,788,910
Liabilities
Payables:
Dividends	310,048
Investments purchased	485,100
Shares redeemed	36,494
Accrued expenses:
Management fees	53,173
12b-1 distribution and service fees	7,419
Other	76,822
Total liabilities	969,056
Net assets	$117,819,854
Class A Shares
Net assets	$28,383,408
Shares outstanding	2,441,064
Net asset value per share	$11.63
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$12.14
Class C1 Shares
Net assets	$5,839,968
Shares outstanding	501,706
Net asset value and offering price per share	$11.64
Class I Shares
Net assets	$83,596,478
Shares outstanding	7,192,826
Net asset value and offering price per share	$11.62
Net assets consist of:
Capital paid-in	$108,526,342
Undistributed (Over-distribution of) net investment income	169,323
Accumulated net realized gain (loss)	(82,642)
Net unrealized appreciation (depreciation)	9,206,831
Net assets	$117,819,854
Authorized shares	2 billion
Par value per share	$0.0001

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended February 29, 2012

Investment Income	$5,321,053
Expenses
Management fees	673,866
12b-1 service fees – Class A	41,566
12b-1 distribution and service fees – Class C1	37,149
Shareholders’ servicing agent fees and expenses	27,132
Custodian’s fees and expenses	39,052
Directors’ fees and expenses	2,043
Professional fees	29,153
Shareholders’ reports – printing and mailing expenses	15,302
Federal and state registration fees	6,902
Other expenses	15,750
Total expenses before expense reimbursement	887,915
Expense reimbursement	(158,723)
Net expenses	729,192
Net investment income (loss)	4,591,861
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(82,642)
Change in net unrealized appreciation (depreciation) of investments	10,950,575
Net realized and unrealized gain (loss)	10,867,933
Net increase (decrease) in net assets from operations	$15,459,794

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 2/29/12	Eight Months Ended 2/28/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$4,591,861	$3,061,061	$4,452,095
Net realized gain (loss) from investments	(82,642)	129,841	498,180
Change in net unrealized appreciation (depreciation) of investments	10,950,575	(3,827,713)	5,413,368
Net increase (decrease) in net assets from operations	15,459,794	(636,811)	10,363,643
Distributions to Shareholders
From net investment income:
Class A	(855,895)	(505,497)	(721,608)
Class C1(1)	(213,570)	(143,307)	(152,970)
Class I(1)	(3,397,947)	(2,395,670)	(3,542,590)
From accumulated net realized gains:
Class A	(20,672)	(37,671)	(43,933)
Class C1(1)	(5,136)	(12,546)	(10,928)
Class I(1)	(72,029)	(165,547)	(211,107)
Decrease in net assets from distributions to shareholders	(4,565,249)	(3,260,238)	(4,683,136)
Fund Share Transactions
Proceeds from sale of shares	25,052,660	17,541,271	20,363,921
Proceeds from shares issued to shareholders due to reinvestment of distributions	851,155	531,955	674,222
	25,903,815	18,073,226	21,038,143
Cost of shares redeemed	(16,372,017)	(20,380,312)	(21,217,701)
Net increase (decrease) in net assets from Fund share transactions	9,531,798	(2,307,086)	(179,558)
Net increase (decrease) in net assets	20,426,343	(6,204,135)	5,500,949
Net assets at the beginning of period	97,393,511	103,597,646	98,096,697
Net assets at the end of period	$117,819,854	$97,393,511	$103,597,646
Undistributed (Over-distribution of) net investment income at the end of period	$169,323	$44,065	$27,478
(1)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.

See accompanying notes to financial statements.

Nuveen Investments	29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (2/00)
Year Ended 2/28 – 2/29:
2012	$10.48	$.47	$1.15	$1.62	$(.46)	$(.01)	$(.47)	$11.63	15.76%
2011(e)	10.88	.31	(.38)	(.07)	(.31)	(.02)	(.33)	10.48	(.68)
Year Ended 6/30:
2010	10.27	.47	.63	1.10	(.46)	(.03)	(.49)	10.88	10.89
2009	10.71	.46	(.44)	.02	(.46)	—	(.46)	10.27	.29
2008	10.98	.46	(.23)	.23	(.46)	(.04)	(.50)	10.71	2.11
2007	10.96	.45	.06	.51	(.45)	(.04)	(.49)	10.98	4.62
Class C1 (2/00)(f)
Year Ended 2/28 – 2/29:
2012	10.50	.42	1.14	1.56	(.41)	(.01)	(.42)	11.64	15.16
2011(e)	10.89	.28	(.38)	(.10)	(.27)	(.02)	(.29)	10.50	(.91)
Year Ended 6/30:
2010	10.28	.41	.64	1.05	(.41)	(.03)	(.44)	10.89	10.33
2009	10.72	.41	(.44)	(.03)	(.41)	—	(.41)	10.28	(.21)
2008	10.99	.40	(.22)	.18	(.41)	(.04)	(.45)	10.72	1.61
2007	10.97	.41	.05	.46	(.40)	(.04)	(.44)	10.99	4.17
Class I (2/00)(f)
Year Ended 2/28 – 2/29:
2012	10.48	.49	1.14	1.63	(.48)	(.01)	(.49)	11.62	15.91
2011(e)	10.88	.32	(.38)	(.06)	(.32)	(.02)	(.34)	10.48	(.57)
Year Ended 6/30:
2010	10.27	.48	.64	1.12	(.48)	(.03)	(.51)	10.88	11.06
2009	10.71	.48	(.45)	.03	(.47)	—	(.47)	10.27	.44
2008	10.98	.48	(.23)	.25	(.48)	(.04)	(.52)	10.71	2.28
2007	10.97	.47	.05	.52	(.47)	(.04)	(.51)	10.98	4.78

30	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$28,383	.99%		4.11%		.81%		4.30%		10%
16,453	1.20	*	3.76	*	.65	*	4.31	*	8

17,315	1.18		3.83		.65		4.36		16
16,417	1.28		3.88		.65		4.51		27
12,076	1.46		3.40		.67		4.19		45
11,375	1.46		3.29		.75		4.00		36

5,840	1.42		3.68		1.28		3.83		10
5,762	1.62	*	3.36	*	1.15	*	3.83	*	8

4,674	1.58		3.43		1.15		3.86		16
4,064	1.68		3.48		1.15		4.01		27
2,480	1.85		2.98		1.15		3.68		45
1,507	1.98		2.77		1.15		3.60		36

83,596	.77		4.33		.63		4.47		10
75,179	.96	*	4.00	*	.50	*	4.46	*	8

81,609	.93		4.08		.50		4.51		16
77,616	1.03		4.09		.50		4.62		27
30,485	1.20		3.66		.50		4.36		45
24,835	1.21		3.54		.50		4.25		36
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the eight months ended February 28, 2011.
(f)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

First American Investment Funds, Inc., known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen California Tax Free Fund (the “Fund”), among others.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Securities, LLC (the “Distributor”).

The investment objective of the Fund is to provide maximum current income that is exempt from both federal income tax and California state income tax to the extent consistent with prudent investment risk. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and California income tax, including the federal and state alternative minimum tax. The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal and state alternative minimum tax. The Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”).

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

During the prior fiscal period, the Fund’s Board of Directors approved a change in the Fund’s fiscal and tax year ends from June 30 to February 28/29.

Fund Reorganization

The Fund’s Board of Directors approved the reorganization of the Fund into the Nuveen California Municipal Bond Fund (the “Acquiring Fund”), which was approved by Fund shareholders at a special meeting held on March 30, 2012. After the close of business on April 13, 2012, the Fund transferred all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund’s shares of equal value. The Acquiring Fund’s shares were distributed to shareholders of the Fund and the Fund was terminated. As a result of the reorganization, shareholders of the Fund became shareholders of the Acquiring Fund. Shareholders of the Fund received Acquiring Fund shares with a total value equal to the total value of the Fund’s shares immediately prior to the closing of the reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

32	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2012, the Fund had outstanding when-issued/delayed delivery purchase commitments of $485,100.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestments. Class C1 Shares are sold without an up-front sales charge but incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon

Nuveen Investments	33

Notes to Financial Statements (continued)

rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by the Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the fiscal year ended February 29, 2012, the Fund did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options, and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 29, 2012.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34	Nuveen Investments

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$116,741,443	$—	$116,741,443
Short-Term Investments:
Money Market Funds	546,451	—	—	546,451
Total	$546,451	$116,741,443	$—	$117,287,894

During the fiscal year ended February 29, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended February 29, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 2/29/12		Eight Months Ended 2/28/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,141,703	$12,668,463	281,659	$3,120,573	269,247	$2,905,288
Class C1(1)	4,432	48,901	763,722	2,201,106	148,024	1,599,352
Class I(1)	1,117,930	12,335,296	1,132,750	12,219,592	1,472,632	15,859,281
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,874	640,357	34,525	373,248	43,375	466,322
Class C1(1)	9,528	105,248	6,990	75,604	10,402	111,987
Class I(1)	9,582	105,550	7,760	83,103	8,923	95,913
	2,341,049	25,903,815	2,227,406	18,073,226	1,952,603	21,038,143
Shares redeemed:
Class A	(328,625)	(3,624,393)	(337,747)	(3,661,654)	(320,129)	(3,438,501)
Class C1(1)	(61,255)	(669,796)	(650,990)	(946,801)	(124,797)	(1,328,865)
Class I(1)	(1,109,657)	(12,077,828)	(1,467,604)	(15,771,857)	(1,540,449)	(16,450,335)
	(1,499,537)	(16,372,017)	(2,456,341)	(20,380,312)	(1,985,375)	(21,217,701)
Net increase (decrease)	841,512	$9,531,798	(228,935)	$(2,307,086)	(32,772)	$(179,558)
(1)	Effective January 18, 2011, Class C Shares and Class Y Shares previously offered by FAF Advisors, Inc. were renamed Class C1 Shares and Class I Shares, respectively.

Nuveen Investments	35

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 29, 2012, aggregated $20,169,402 and $10,687,818, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At February 29, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$108,081,063
Gross unrealized:
Appreciation	$9,447,836
Depreciation	(241,005)
Net unrealized appreciation (depreciation) of investments	$9,206,831

Permanent differences, primarily due to distribution reclasses, resulted in reclassifications among the Fund’s components of net assets at February 29, 2012, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	809
Accumulated net realized gain (loss)	(809)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 29, 2012, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$519,059
Undistributed net ordinary income**	61,076
Undistributed net long-term capital gains	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividend declared during the period February 1, 2012 through February 29, 2012 and paid on March 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended February 29, 2012, February 28, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Year ended February 29, 2012
Distributions from net tax-exempt income***	$4,439,234
Distributions from net ordinary income**	—
Distributions from net long-term capital gains****	98,646

Eight months ended February 28, 2011
Distributions from net tax-exempt income	$3,004,122
Distributions from net ordinary income**	23,258
Distributions from net long-term capital gains	223,658

Year ended June 30, 2010
Distributions from net tax-exempt income	$4,311,589
Distributions from net ordinary income **	88,004
Distributions from net long-term gains	265,968
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Fund hereby designates this amount paid during the fiscal year ended February 29, 2012, as Exempt Interest Dividends.
****	The Fund designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 29, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.

36	Nuveen Investments

However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Post-enactment losses
Short-term	$57,150
Long-term	25,492

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For net assets over $2 billion	0.3750

The annual complex-level fee for the Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen Funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 29, 2012, the complex-level fee rate for the Fund was .1925%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

Nuveen Investments	37

Notes to Financial Statements (continued)

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund so that total annual fund operating expenses (excluding acquired Fund fees and expenses) do not exceed the percent of the Fund’s average daily net assets, for each share class, as set forth in the following tables:

Class A Shares	0.6500%
Class C1 Shares	1.1500
Class I Shares	0.5000
Through first expiration date	June 30, 2011

After first expiration date:
Class A Shares	0.8500%
Class C1 Shares	1.3500
Class I Shares	0.7000
Expiration date	June 30, 2012

The Adviser may also voluntarily reimburse expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended February 29, 2012, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$124,961
Paid to financial intermediaries (Unaudited)	110,756

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended February 29, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$33,790

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C1 Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 29, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$3,324

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 29, 2012, as follows:

CDSC retained (Unaudited)	$36

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

38	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	235
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	235
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	235
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	235
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235

Nuveen Investments	39

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	235
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

40	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	235
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	235
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

Nuveen Investments	41

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	235
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

42	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to the Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to the Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Fund. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Fund as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Company’s funds (including the Fund) into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Fund. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for the Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for the Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Fund’s stockholders held on December 17, 2010, stockholders of the Fund approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Fund) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Fund.

B. Prior Board Considerations

The New Advisory Agreement for the Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by the Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for the Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for the Fund.

In considering the New Advisory Agreement for the Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Fund by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including the Fund). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to the Fund are in the best interests of the Fund, and that the New Advisory Agreement should be approved

Nuveen Investments	43

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to the Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Fund’s other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies. The Prior Board considered the historical investment performance of each of the Company’s funds (including the Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of the Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to the Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement will not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Fund. However, immediately following the closing of the Transaction, the net expense ratio of each of the Company’s funds was expected to be the same or lower than the fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on the Fund as a result of the Transaction. The Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on fund assets and Nuveen complex-wide assets. The Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of a particular fund of the Company had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Company’s funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

44	Nuveen Investments

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Fund.

The Prior Board also considered that the Fund would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Fund’s potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Fund’s fund-level and complex-level management fee rates as the assets of the Fund and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Fund under the New Advisory Agreement, reflected sharing of potential economies of scale with the Fund’s stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to the Fund, concluding that the New Advisory Agreement was in the best interests of the Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Fund. In addition, the portfolio managers will continue to manage the Fund in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from the Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays Capital Municipal Bond Index: An unmanaged index composed of a broad range of investment-grade tax-exempt municipal bonds with remaining maturities of one year or more. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charge or management fees. It is not possible to invest directly in an index.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Effective Leverage: Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floaters: Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification Average. The Lipper California Municipal Debt Funds Classification Average contained 99, 82 and 76 funds for the 1-year, 5-year and 10-year periods, respectively, ended February 29, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm*

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services**

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

*	The Board of Directors of the Fund, upon recommendation of the Audit Committee, engaged PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm as of March 1, 2011. On December 30, 2011, Ernst & Young, LLP (“Ernst & Young”) completed its work on the October 31, 2011 audits and resigned as the independent registered public accounting firm of the Fund. Ernst & Young’s report on the Fund’s financial statements for the two most recent fiscal periods contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the two most recent fiscal periods and through March 1, 2011, there were no disagreements with Ernst & Young on any matter of accounting principles, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

**	Effective May 2012, the Fund’s Transfer Agent will be Boston Financial Data Services (Nuveen Investor Services, P.O. Box 8530, Boston, MA, 02266-8530, (800) 257-8787).

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FCA-0212P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 29, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Tax Free Fund	15,026	0	0	0

Total	$15,026	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Tax Free Fund	0%	0%	0%	0%

Fiscal Year Ended February 28, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Tax Free Fund [5]	19,091	0	1,348	0

Total	$19,091	$0	$1,348	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The fund was acquired on December 31, 2010 and changed fiscal year from June to February beginning in 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Tax Free Fund [1]	0%	0%	0%	0%

[1]	The fund was acquired on December 31, 2010 and changed fiscal year from June to February beginning in 2011.

Fiscal Year Ended February 29, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended February 28, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
First American Investment Funds, Inc. [1]	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]	The Trust was renamed Nuveen Investment Funds, Inc. on April 4, 2011.

Fiscal Year Ended February 29, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Tax Free Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

Fiscal Year Ended February 28, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Tax Free Fund [1]	1,348	0	0	1,348

Total	$1,348	$0	$0	$1,348

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The fund was acquired on December 31, 2010 and changed fiscal year from June to February beginning in 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 7, 2012